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                         LOOMIS SAYLES INVESTMENT TRUST

                    Supplement dated November 4, 2002 to the
          Loomis Sayles Investment Trust Fixed Income Funds Prospectus
                  dated February 1, 2001 as revised May 1, 2002

Effective immediately, Steven Kaseta, Vice President of Loomis, Sayles & Company, L.P. and Loomis Sayles Investment Trust, serves as the portfolio manager of the Loomis Sayles Intermediate Duration Fixed Income Fund.